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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                             SECURITIES ACT OF 1934




          Date of Report (Date of earliest event reported): January 3, 2000



                       GREYSTONE DIGITAL TECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)


           000-28909                                  84-1107140
     (Commission File No.)                 (IRS Employer Identification No.)


                             4950 MURPHY CANYON ROAD
                               SAN DIEGO, CA 92123
              (Address of principal executive offices and zip code)


        Registrant's telephone number, including area code: (858)874-7000



                         EXPRESS CAPITAL CONCEPTS, INC.
                       26 WEST DRY CREEK CIRCLE, SUITE 600
                               LITTLETON, CO 80120
          (Former name or former address, if changed since last report)


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ITEM 1: CHANGES IN CONTROL OF REGISTRANT

       On January 3, 2000 Registrant announced that it had completed the reverse merger between Express Capital Concepts, Inc. and GreyStone Technology, Inc. pursuant to an Agreement and Plan of Merger and Reorganization, which was included as an Annex to a Registration Statement on Form S-4 which was declared effective on November 12, 1999 (SEC file 333-65963)(hereinafter the "Registration Statement"). The Registration Statement more completely describes the merger and is incorporated herein in its entirety, inclusive of all amendments and exhibits, by reference. As a result of the merger, Express Capital Concepts, Inc., a company formerly without significant operations nor assets acquired all of the issued and outstanding stock of GreyStone Technology, Inc. In connection with this transaction, Registrant changed its name to GreyStone Digital Technology, Inc. Shareholders of GreyStone Technology, Inc. own approximately 97% of the resulting post-merger company. Registrant's management and directors resigned and were replaced by GreyStone Technology's management and directors as indicated in the Registration Statement.

ITEM 2: ACQUISITION OR DISPOSITION OF ASSETS

       As indicated in Item 1 above, the Registrant has acquired GreyStone Technology, Inc. in accordance with the Agreement and Plan of Merger and Reorganization discussed above. Please see the Registration Statement.

ITEM 5: OTHER EVENTS

       On January 3, 2000, the Registrant announced the completion of the reverse acquisition of GreyStone Technology, Inc., and the engagement of Houlihan, Lokey, Howard & Zukin as business and strategic advisor with a focus on evaluating potential acquisitions. A copy of the press release is attached to this report in its entirety as an exhibit.

ITEM 7: FINANCIAL STATEMENTS AND EXHIBITS

       (a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED, PURSUANT TO RULE 3-05 OF REGULATIONS S-X

              The audited balance sheets of GreyStone Technology, Inc. for the years ended March 31, 1999 and 1998, and the related statements of operations, stockholders' deficiency and cash flows for each of the three years in the period ended March 31, 1999 are incorporated as an exhibit to this report herein by reference to the Registration Statement.

              The unaudited financial statements of GreyStone Technology, Inc. for the three months ended June 30, 1999 are incorporated herein as an exhibit to this report by reference to the Registration Statement.

              The unaudited financial statements of GreyStone Technology, Inc. for the six months ended September 30, 1999 are provided as an exhibit to this report.


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       (c)    EXHIBITS

              1 Form S-4 Registration Statement (File 333-65963), together with all exhibits filed in connection therewith, as declared effective on November 12, 1999, incorporated herein by reference.

              2 Unaudited financial statements of GreyStone Technology, Inc. for the six months ended September 30, 1999

              99.1 Press Release issued by GREYSTONE DIGITAL TECHNOLOGY, INC. on January 3, 2000 announcing GreyStone Completes Reverse Merger, Engages Strategic Acquisition Advisor.


                                    SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   GREYSTONE DIGITAL TECHNOLOGY, INC.

Dated:  January 17, 2000           By: /s/ RICHARD A. SMITH
                                      ------------------------------
                                      Richard A. Smith
                                      Chief Executive Officer